 Exhibit 99.2

Easterly Government Properties Inc.

Supplemental Information Package

Fourth Quarter 2018

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2018, to be filed with the Securities and Exchange Commission on or about February 28, 2019 and the factors included under the heading “Risk Factors” in our other public filings.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2018 that will be released on Form 10-K to be filed on or about February 28, 2019.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense, non-cash compensation and other non-cash items. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Supplemental Definitions

Net Operating Income (NOI) is calculated as net income plus depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense and gains or losses from sales of property. Cash NOI excludes from NOI straight-line rent and amortization of above-/below market leases. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey	Boenning & Scattergood
Jonathan Petersen	Michael R. Lewis	Merrill Ross
212-284-1705	212-319-5659	610-862-5328

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Price of Common Shares	Three months ended December 31, 2018		Earnings	Three months ended December 31, 2018	Three months ended December 31, 2017
High closing price during period	$19.17		Net income available to Easterly Government Properties, Inc.	$590	$1,287
Low closing price during period	$15.29		Net income available to Easterly Government Properties, Inc.
End of period closing price	$15.68		per share:
			Basic	$0.01	$0.03
Outstanding Classes of Stock and			Diluted	$0.01	$0.03
Partnership Units - Fully Diluted Basis	At December 31, 2018
Common shares	60,825,186		Net income	$643	$1,528
Unvested restricted shares	24,020		Net income, per share - fully diluted basis	$0.01	$0.03
Common partnership and vested LTIP units	8,920,847
Total - fully diluted basis	69,770,053		Funds From Operations ("FFO")	$21,715	$16,620
			FFO, per share - fully diluted basis	$0.31	$0.32
Market Capitalization	At December 31, 2018
Total equity market capitalization - fully diluted basis	$1,093,994		Funds From Operations, as Adjusted	$20,084	$14,343
Consolidated debt(1)	770,895		FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.27
Cash and cash equivalents	(6,854)
Total enterprise value	$1,858,035		Cash Available for Distribution	$17,303	$12,160

Ratios	At December 31, 2018		Liquidity		At December 31, 2018
Net debt to total enterprise value(2)	41.1%		Cash and cash equivalents		$6,854
Net debt to annualized quarterly EBITDA(2)	6.7	x
Pro forma net debt to annualized quarterly EBITDA(3)	6.6	x	Available under $450 million unsecured revolving credit facility(4)		$315,250
Cash interest coverage ratio	4.3	x
Cash fixed charge coverage ratio	3.9	x

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Net debt is equal to consolidated debt less cash and cash equivalents.

(3)Pro-forma assuming a full quarter of operations from the five properties acquired in the fourth quarter of 2018.

(4)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	December 31, 2018	December 31, 2017
Assets
Real estate properties, net	$1,626,617	$1,230,162
Cash and cash equivalents	6,854	12,682
Restricted cash	4,251	3,519
Deposits on acquisitions	7,070	750
Rents receivable	21,140	12,751
Accounts receivable	11,690	9,347
Deferred financing, net	2,459	945
Intangible assets, net	165,668	143,063
Interest rate swaps	4,563	4,031
Prepaid expenses and other assets	11,238	8,088
Total assets	$1,861,550	$1,425,338

Liabilities
Revolving credit facility	134,750	99,750
Term loan facilities, net	248,238	99,202
Notes payable, net	173,778	173,692
Mortgage notes payable, net	209,589	203,250
Intangible liabilities, net	30,835	38,569
Interest rate swaps	1,797	-
Accounts payable and accrued liabilities	37,310	19,786
Total liabilities	836,297	634,249

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
60,849,206 and 44,787,040 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively.	608	448
Additional paid-in capital	1,017,415	740,546
Retained earnings	12,831	7,127
Cumulative dividends	(139,103)	(83,718)
Accumulated other comprehensive income	2,412	3,403
Total stockholders' equity	894,163	667,806
Non-controlling interest in Operating Partnership	131,090	123,283
Total equity	1,025,253	791,089
Total liabilities and equity	$1,861,550	$1,425,338

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenues
Rental income	$42,414	$32,402	$142,381	$116,002
Tenant reimbursements	5,320	3,773	16,978	13,929
Other income	474	150	1,232	742
Total revenues	48,208	36,325	160,591	130,673

Expenses
Property operating	9,349	6,003	30,912	24,907
Real estate taxes	5,538	4,564	17,311	13,730
Depreciation and amortization	21,072	14,782	66,403	54,873
Acquisition costs	556	299	1,579	1,493
Corporate general and administrative	4,128	3,394	14,824	12,900
Total expenses	40,643	29,042	131,029	107,903

Other expenses
Interest expense, net	(6,922)	(5,445)	(22,903)	(17,071)
Loss on the sale of operating property	-	(310)	-	(310)
Net income	643	1,528	6,659	5,389

Non-controlling interest in Operating Partnership	(53)	(241)	(955)	(941)
Net income available to Easterly Government
Properties, Inc.	$590	$1,287	$5,704	$4,448

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.01	$0.03	$0.09	$0.11
Diluted	$0.01	$0.03	$0.08	$0.10

Weighted-average common shares outstanding:
Basic	60,810,173	44,085,339	53,511,137	39,607,740
Diluted	61,846,131	46,089,594	54,931,380	41,563,540

Net income, per share - fully diluted basis	$0.01	$0.03	$0.11	$0.11

Weighted average common shares outstanding -
fully diluted basis	69,654,783	52,362,459	62,499,743	48,009,544

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Net income	$643	$1,528	$6,659	$5,389
Depreciation and amortization	21,072	14,782	66,403	54,873
Acquisition costs	556	299	1,579	1,493
Corporate general and administrative	4,128	3,394	14,824	12,900
Interest expense	6,922	5,445	22,903	17,071
Loss on the sale of operating property	-	310	-	310
Net Operating Income	33,321	25,758	112,368	92,036
Adjustments to Net Operating Income:
Straight-line rent	(1,378)	(1,403)	(5,616)	(2,779)
Above-/below-market leases	(1,856)	(2,234)	(8,593)	(8,517)
Cash Net Operating Income	$30,087	$22,121	$98,159	$80,740

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net income	$643	$1,528	$6,659	$5,389
Depreciation and amortization	21,072	14,782	66,403	54,873
Interest expense	6,922	5,445	22,903	17,071
EBITDA	$28,637	$21,755	$95,965	$77,333

Pro forma adjustments(1)	368
Pro forma EBITDA	$29,005

Net income	$643	$1,528	$6,659	$5,389
Depreciation and amortization	21,072	14,782	66,403	54,873
Loss on the sale of operating property	-	310	-	310
Funds From Operations (FFO)	$21,715	$16,620	$73,062	$60,572
Adjustments to FFO:
Acquisition costs	556	299	1,579	1,493
Straight-line rent and other non-cash adjustments	(1,384)	(1,402)	(5,640)	(2,778)
Above-/below-market leases	(1,856)	(2,234)	(8,593)	(8,517)
Non-cash interest expense	321	312	1,197	1,096
Non-cash compensation	732	748	3,039	2,963
Funds From Operations, as Adjusted	$20,084	$14,343	$64,644	$54,829

FFO, per share - fully diluted basis	$0.31	$0.32	$1.17	$1.26
FFO, as Adjusted, per share - fully diluted basis	$0.29	$0.27	$1.03	$1.14

Funds From Operations, as Adjusted	$20,084	$14,343	$64,644	$54,829
Acquisition costs	(556)	(299)	(1,579)	(1,493)
Principal amortization	(826)	(756)	(3,189)	(2,977)
Maintenance capital expenditures	(952)	(773)	(3,304)	(3,450)
Contractual tenant improvements	(447)	(355)	(1,678)	(690)
Cash Available for Distribution (CAD)	$17,303	$12,160	$54,894	$46,219

Weighted average common shares outstanding -
fully diluted basis	69,654,783	52,362,459	62,499,743	48,009,544

(1)Pro-forma assuming a full quarter of operations from the five properties acquired in the fourth quarter of 2018.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(1)	December 31, 2018 Balance(2)	December 31, 2018 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(3)	18-Jun-22(4)	LIBOR + 125bps	$134,750	17.5%
2018 Unsecured term loan facility	19-Jun-23	3.91%(5)	150,000	19.4%
2016 Unsecured term loan facility	29-Mar-24	2.62%(6)	100,000	13.0%
Notes payable - series A	25-May-27	4.05%	95,000	12.3%
Notes payable - series B	25-May-29	4.15%	50,000	6.5%
Notes payable - series C	25-May-32	4.30%	30,000	3.9%
	6.0 years	3.70%	$559,750	72.6%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Loma Linda	6-Jul-27	3.59%	$127,500	16.5%
ICE - Charleston	15-Jan-27	4.21%	18,637	2.4%
USFS II - Albuquerque	14-Jul-26	4.46%	16,581	2.2%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	2.0%
CBP - Savannah	10-Jul-33	3.40%	13,495	1.8%
MEPCOM - Jacksonville	14-Oct-25	4.41%	9,891	1.3%
VA - Golden	1-Apr-24	5.00%	9,341	1.2%
	8.3 years	3.82%	$211,145	27.4%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	December 31, 2018
Variable rate debt - unhedged	$150,450
Fixed rate debt	620,445
Total debt(2)	$770,895

% Variable rate debt - unhedged	19.5%
% Fixed rate debt	80.5%

Weighted average maturity	6.7 years
Weighted average interest rate	3.7%

(1)Average stated rates represent the weighted average interest rate at December 31, 2018.

(2)Excludes unamortized premiums / discounts and deferred financing fees.

(3)Revolving credit facility has available capacity of $315.3 million as of December 31, 2018.

(4)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(5)Entered into four interest rate swaps with an effective date of December 13, 2018 with an aggregate notional value of $150.0 million to effectively fix the interest rate at 3.91% annually, based on the Company’s current leverage ratio.

(6)The stated rate is calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.62% annually based on the Company’s current leverage ratio.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2019	3,391	-	-	3,391	0.4%	-
2020	3,564	-	-	3,564	0.5%	-
2021	4,233	-	-	4,233	0.5%	-
2022	5,297	-	134,750	140,047	18.2%	3.72%
2023	5,585	15,700	150,000	171,285	22.4%	3.91%
2024	5,730	8,395	100,000	114,125	14.8%	2.82%
2025	5,633	1,917	-	7,550	1.0%	4.41%
2026	3,686	6,368	-	10,054	1.3%	4.46%
2027	1,093	134,640	95,000	230,733	29.9%	3.82%
2028	983	-	-	983	0.1%	-
2029	1,016	-	50,000	51,016	6.6%	4.15%
2030	1,049	-	-	1,049	0.1%	-
2031	1,081	-	-	1,081	0.1%	-
2032	1,116	-	30,000	31,116	4.0%	4.30%
2033	668	-	-	668	0.1%	-
Total	$44,125	$167,020	$559,750	$770,895	100.0%

Operating Property Overview (As of December 31, 2018, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,111,542	9.0%	$49.18
Various GSA - Buffalo	Buffalo, NY	Office	2019 - 2025	2004	267,766	8,337,971	4.6%	31.14
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,826,753	3.8%	40.27
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,584,862	3.7%	36.49
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	6,581,621	3.7%	34.54
Various GSA - Chicago	Des Plaines, IL	Office	2020 / 2022	1971 / 1999	232,759	6,415,833	3.6%	28.62
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,791,008	3.2%	64.28
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,159,464	2.9%	34.72
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,639,964	2.6%	22.06
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,493,821	2.5%	40.05
TREAS - Parkersburg	Parkersburg, WV	Office	2021	2004 / 2006	182,500	4,421,565	2.5%	24.23
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	4,203,862	2.4%	58.40
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	3,985,310	2.2%	46.15
ICE - Charleston	North Charleston, SC	Office	2021 / 2027	1994 / 2012	86,733	3,795,904	2.1%	43.77
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,490,218	2.0%	28.56
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	3,386,694	1.9%	33.85
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,369,293	1.9%	24.47
JUD - El Centro(1)	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,117,769	1.7%	66.60
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,089,244	1.7%	32.09
OSHA - Sandy	Sandy, UT	Laboratory	2024	2003	75,000	2,982,868	1.7%	39.77
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,939,052	1.6%	29.77
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,810,603	1.6%	30.40
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,798,970	1.6%	51.72
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,785,682	1.6%	65.58
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,749,463	1.5%	38.67
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,740,032	1.5%	28.36
JUD - Del Rio(1)	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,682,606	1.5%	29.85
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,424,579	1.4%	48.76
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,364,288	1.3%	28.26
SSA - Charleston	Charleston, WV	Office	2019	1959 / 2000	110,000	2,302,315	1.3%	20.93
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2022	2002	50,978	2,286,843	1.3%	44.86
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,226,422	1.2%	21.83
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,189,792	1.2%	72.99

Operating Property Overview (Cont.) (As of December 31, 2018, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,137,168	1.2%	61.06
FBI - Albany	Albany, NY	Office	2019	1998	98,184	2,101,795	1.2%	21.41
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,090,935	1.2%	52.40
CBP - Chula Vista	Chula Vista, CA	Office	2028	1998	59,322	2,086,349	1.2%	35.17
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,064,224	1.2%	17.85
JUD - Charleston(1)	Charleston, SC	Courthouse/Office	2019	1999	50,888	1,810,980	1.0%	35.59
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,763,027	1.0%	28.09
ICE - Otay	San Diego, CA	Office	2022 / 2026	2001	52,881	1,746,592	1.0%	35.32
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,731,738	1.0%	30.51
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,693,601	0.9%	23.58
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,597,097	0.9%	48.40
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,590,325	0.9%	26.71
DEA - Otay	San Diego, CA	Office	2019	1997	32,560	1,575,869	0.9%	48.40
JUD - Aberdeen(1)	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,476,514	0.8%	31.43
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,460,619	0.8%	41.01
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,435,217	0.8%	37.79
GSA - Clarksburg	Clarksburg, WV	Office	2024	1999	63,750	1,383,543	0.8%	21.70
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,349,054	0.8%	42.19
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,232,941	0.7%	35.89
SSA - Dallas	Dallas, TX	Office	2020	2005	27,200	1,073,215	0.6%	39.46
ICE - Pittsburgh	Pittsburgh, PA	Office	2022 / 2023	2004	33,425	790,210	0.4%	31.30
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2019	2004	30,000	772,128	0.4%	25.74
JUD - South Bend(1)	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	766,706	0.4%	25.46
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	557,113	0.3%	34.60
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	532,074	0.3%	45.91
DEA - Bakersfield	Bakersfield, CA	Office	2021	2000	9,800	355,728	0.2%	36.30
SSA - San Diego	San Diego, CA	Office	2032	2003	10,856	334,810	0.2%	33.28
Subtotal					5,095,306	$177,595,785	99.4%	$35.00

Privately Leased Properties
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	545,602	0.3%	5.16
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	521,592	0.3%	7.44
Subtotal					175,719	$1,067,194	0.6%	$6.07

Total / Weighted Average					5,271,025	$178,662,979	100.0%	$34.03

(1)The Administrative Office of the U.S. Courts (“AOC”) is part of the Judiciary of the U.S. Government (“JUD”) and as such these properties have been renamed accordingly for purposes of our property naming convention.

Tenants (As of December 31, 2018, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	13.3	695,998	13.4%	$31,688,702	17.7%
Federal Bureau of Investigation ("FBI")	5.3	926,535	17.7%	30,091,792	16.8%
Drug Enforcement Administration ("DEA")	6.1	507,621	9.8%	21,942,481	12.3%
The Judiciary of the U.S. ("JUD")	4.1	264,679	5.0%	9,854,575	5.5%
Internal Revenue Service ("IRS")	11.6	241,815	4.6%	8,569,438	4.8%
Immigration and Customs Enforcement ("ICE")	6.4	193,661	3.7%	7,902,507	4.4%
Bureau of the Fiscal Service ("BFS")	5.0	266,176	5.1%	6,785,853	3.8%
Patent and Trademark Office ("PTO")	16.0	190,546	3.6%	6,581,621	3.7%
Federal Aviation Administration ("FAA")	1.8	209,970	4.0%	6,034,088	3.4%
Customs and Border Protection ("CBP")	10.9	127,322	2.4%	5,820,614	3.3%
U.S. Forest Service ("USFS")	5.0	191,175	3.6%	5,749,655	3.2%
Social Security Administration ("SSA")	2.6	200,866	3.8%	5,154,297	2.9%
Federal Emergency Management Agency ("FEMA")	19.8	210,373	4.0%	4,639,964	2.6%
Environmental Protection Agency ("EPA")	4.2	71,979	1.4%	4,203,862	2.4%
Department of Transportation ("DOT")	5.3	129,659	2.5%	3,737,685	2.1%
U.S. Citizenship and Immigration Services ("USCIS")	1.7	137,671	2.6%	3,369,293	1.9%
Occupational Safety and Health Administration ("OSHA")	5.1	75,000	1.4%	2,982,868	1.7%
Military Entrance Processing Command ("MEPCOM")	6.7	30,000	0.6%	2,189,792	1.2%
Department of Energy ("DOE")	10.9	115,650	2.2%	2,064,224	1.2%
National Park Service ("NPS")	5.5	62,772	1.2%	1,763,027	1.0%
U.S. Coast Guard ("USCG")	9.0	59,547	1.1%	1,590,325	0.9%
Small Business Administration ("SBA")	3.3	37,253	0.7%	1,143,245	0.6%
National Labor Relations Board ("NLRB")	6.7	36,640	0.7%	1,076,327	0.6%
General Services Administration - Other	4.9	17,235	0.3%	557,247	0.3%
U.S. Department of Agriculture ("USDA")	2.4	12,774	0.2%	390,254	0.2%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)	2.0	8,680	0.2%	355,968	0.2%
U.S. Attorney Office ("USAO")	5.1	6,408	0.1%	139,061	0.1%
U.S. Marshals Service ("USMS")	8.1	1,054	0.0%	47,350	0.0%
Department of Labor ("DOL")	5.1	1,004	0.0%	21,786	0.0%
U.S. Probation Office ("USPO")	5.1	452	0.0%	9,816	0.0%
Subtotal	7.7	5,030,515	95.9%	$176,457,717	98.8%

Tenants (Cont.) (As of December 31, 2018, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

Private Tenants
We Are Sharing Hope SC	2.8	21,609	0.4%	$614,331	0.3%
United Technologies (Pratt & Whitney)	5.0	105,641	2.0%	545,602	0.3%
Other Private Tenants	3.0	22,215	0.4%	523,737	0.3%
Lummus Corporation	9.6	70,078	1.3%	521,592	0.3%
Subtotal	6.0	219,543	4.1%	$2,205,262	1.2%

Total / Weighted Average	7.6	5,250,058	100.0%	$178,662,979	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of December 31, 2018, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2019	7	380,498	7.2%	$11,970,144	6.7%	$31.46
2020	12	647,266	12.3%	20,744,621	11.6%	32.05
2021	12	914,486	17.4%	26,847,227	15.0%	29.36
2022	5	122,123	2.3%	4,693,835	2.6%	38.44
2023	4	198,709	3.8%	5,390,356	3.0%	27.13
2024	7	565,728	10.8%	18,887,018	10.6%	33.39
2025	4	145,595	2.8%	6,091,687	3.4%	41.84
2026	3	157,011	3.0%	4,725,789	2.6%	30.10
2027	5	325,944	6.2%	11,674,761	6.5%	35.82
2028	3	162,400	3.1%	4,205,038	2.4%	25.89
Thereafter	15	1,630,298	31.1%	63,432,503	35.6%	38.91
Total / Weighted Average	77	5,250,058	100.0%	$178,662,979	100.0%	$34.03

Summary of Re/Development Projects (As of December 31, 2018, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Alameda	Alameda, CA	Laboratory	69,624	100%	20-Year	$82,907	$54,884	$52,317	3Q 2019	3Q 2019
Total			69,624			$82,907	$54,884	$52,317

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Rentable Square Feet	Percentage Leased	Lease Term	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Lenexa	Lenexa, KS	Laboratory	59,690	100%	20-Year	2Q 2020	2Q 2020
Total			59,690

(1)Includes properties under construction for which design is complete.

(2)Includes reimbursement of lump-sum tenant improvement costs and development fee.

(3)Includes properties in the design phase for which project scope is not fully determined.